CONSENTS OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 50 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated December 22, 1997, relating to the financial statements and financial highlights of J.P. Morgan Institutional Global Strategic Income Fund (formerly The JPM Institutional Global Strategic Income
Fund) and the financial statements and supplementary data of The Global Strategic Income Portfolio appearing in the October 31, 1997 Annual Report, which is also incorporated by reference into the Registration Statement.

     We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 19, 1997, relating to the financial statements and financial highlights of J.P. Morgan Institutional Bond Fund (formerly The JPM Institutional Bond Fund) and the financial statements and supplementary data of The U.S. Fixed Income Portfolio appearing in the October 31, 1997 Annual Report, which is also incorporated by reference into the Registration Statement.

     We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 18, 1997, relating to the financial statements and financial highlights of J.P. Morgan Institutional Short Term Bond Fund (formerly The JPM Institutional Short Term Bond Fund), and the financial statements and supplementary data of The Short Term Bond Portfolio appearing in the October 31, 1997 Annual Report, which is also incorporated by reference into the Registration Statement.

     We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 18, 1997, relating to the financial statements and financial highlights of J.P. Morgan Institutional International Bond Fund (formerly The JPM Institutional International Bond Fund), and the financial statements and supplementary data of The Non-U.S. Fixed Income
Portfolio appearing in the September 30, 1997 Annual Report, which is also incorporated by reference into the Registration Statement.

Consents of Independent Accountants
Page 2

     We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration
Statement of our reports dated October 23, 1997, relating to the financial statements and financial highlights of J.P. Morgan Institutional Tax Exempt Bond Fund (formerly The JPM Institutional Tax Exempt Bond Fund), and the financial statements and supplementary data of The Tax Exempt Bond Portfolio appearing in the August 31, 1997 Annual Report, which is also incorporated by reference into the Registration Statement.


     We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration
Statement of our reports dated May 14, 1997, relating to the financial statements and financial highlights of J.P. Morgan Institutional New York Total Return Bond Fund (formerly The JPM Institutional New York Total Return Bond
Fund), and the financial statements and supplementary data of The New York Total Return Bond Portfolio appearing in the March 31, 1997 Annual Report, which is also incorporated by reference into the Registration Statement.


     We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants" and "Financial Statements" in the Statements of Additional Information.

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 27, 1998